November 1, 2004

MELLON FUNDS TRUST Supplement to Statement of Additional Information dated December 31, 2003

     The following information replaces all contrary information contained in the section of the Statement of Additional Information entitled “How to Buy Shares.”

     TeleTransfer Privilege. Holders of Individual Accounts may purchase Fund shares (minimum $500 and maximum $150,000 per day; $500,000 for joint accounts every 30 days) by telephone through the TeleTransfer Privilege if they have checked the appropriate box and supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and the holder’s Fund account. Only a bank account maintained in a domestic financial institution that is an ACH member may be so designated.

     TeleTransfer purchase orders may be made at any time. If purchase orders are received by 4:00 p.m. Eastern time, on any day that the Transfer Agent and the NYSE are open for regular business, Fund shares will be purchased at the share price determined on that day. If purchase orders are made after 4:00 p.m., Eastern time, on any day the Transfer Agent and the NYSE are open for regular business, or are made on Saturday, Sunday or any Fund holiday (e.g., when the NYSE is not open for business), Fund shares will be purchased at the share price determined on the next bank business day following such purchase order. To qualify to use the TeleTransfer Privilege, the initial payment for purchase of Fund shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed. See “How To Redeem Shares - TeleTransfer Privilege.” Each Fund may modify or terminate this Privilege at any time or charge a service fee upon notice to shareholders. No such fee currently is contemplated by the Funds.